Exhibit 99.17
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned does hereby consent and agree to the joint filing on behalf of each of them of a Statement on Schedule 13D and all amendments thereto with respect to the units representing limited partner interests in Enterprise Products Partners L.P. beneficially owned by each of them, as applicable, and to the inclusion of this Joint Filing Agreement as an exhibit thereto.

Dated: May 18, 2010	RANDA DUNCAN WILLIAMS

	By:	/s/ Randa Duncan Williams

Dated: May 18, 2010	The DD LLC TRUSTEES pursuant to the Dan Duncan LLC Voting Trust Agreement

	By:	/s/ Randa Duncan Williams Randa Duncan Williams
Trustee

/s/ Ralph S. Cunningham Dr. Ralph S. Cunningham
Trustee

/s/ Richard H. Bachmann Richard H. Bachmann
Trustee

Dated: May 18, 2010	The EPCO TRUSTEES pursuant to the EPCO, Inc. Voting Trust Agreement

	By:	/s/ Randa Duncan Williams Randa Duncan Williams
Trustee

/s/ Ralph S. Cunningham Dr. Ralph S. Cunningham
Trustee

/s/ Richard H. Bachmann Richard H. Bachmann
Trustee
Joint Filing Agreement Signature Page

Dated: May 18, 2010	The ESTATE of DAN L. DUNCAN

	By:	/s/ Randa Duncan Williams Randa Duncan Williams
Independent Co-Executor

/s/ Ralph S. Cunningham Dr. Ralph S. Cunningham
Independent Co-Executor

/s/ Richard H. Bachmann Richard H. Bachmann
Independent Co-Executor

Dated: May 18, 2010	DFI DELAWARE GENERAL, LLC

	By:	/s/ Darryl E. Smith Darryl E. Smith
Manager

Dated: May 18, 2010	DFI DELAWARE HOLDINGS L.P.

	By:	DFI Delaware General, LLC,
its general partner

	By:	/s/ Darryl E. Smith Darryl E. Smith
Manager

Dated: May 18, 2010	DUNCAN FAMILY INTERESTS, INC.

	By:	/s/ Darryl E. Smith Darryl E. Smith
Treasurer

Dated: May 18, 2010	EPCO HOLDINGS, INC.

	By:	/s/ W. Randall Fowler W. Randall Fowler
President and Chief Executive Officer

Dated: May 18, 2010	EPCO/FANTOME, LLC

	By:	/s/ W. Randall Fowler W. Randall Fowler
President and Chief Executive Officer
Joint Filing Agreement Signature Page

Dated: May 18, 2010	ENTERPRISE PRODUCTS COMPANY

	By:	/s/ Richard H. Bachmann
Richard H. Bachmann
President and Chief Executive Officer

Dated: May 18, 2010	DAN DUNCAN LLC

	By:	/s/ Richard H. Bachmann Richard H. Bachmann
Executive Vice President, Chief Legal Officer and Secretary

Dated: May 18, 2010	DFI HOLDINGS, LLC

	By:	DAN DUNCAN LLC, its sole member

	By:	/s/ Richard H. Bachmann Richard H. Bachmann
Executive Vice President, Chief Legal Officer and Secretary

Dated: May 18, 2010	DFI GP HOLDINGS, L.P.

	By:	DFI HOLDINGS, LLC, its general partner

	By:	DAN DUNCAN LLC, its sole member

	By:	/s/ Richard H. Bachmann Richard H. Bachmann
Executive Vice President, Chief Legal Officer and Secretary

Dated: May 18, 2010	EPE HOLDINGS, LLC

	By:	DAN DUNCAN LLC, its sole member

	By:	/s/ Richard H. Bachmann Richard H. Bachmann
Executive Vice President, Chief
Legal Officer and Secretary
Joint Filing Agreement Signature Page

Dated: May 18, 2010	ENTERPRISE GP HOLDINGS L.P.

By: EPE HOLDINGS, LLC, its general partner

By: DAN DUNCAN LLC, its sole member

	By:	/s/ Richard H. Bachmann Richard H. Bachmann
Executive Vice President, Chief Legal Officer and Secretary

Dated: May 18, 2010	DD SECURITIES LLC

	By:	/s/ W. Randall Fowler W. Randall Fowler
Executive Vice President, Chief Financial
Officer and Treasurer
Joint Filing Agreement Signature Page